SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

                                 FORM 8-K

                               CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


    Date of report (Date of Earliest Event Reported): December 12, 1997
                                                      -----------------





                         PREMIER BANCSHARES, INC.
          (Exact name of Registrant as specified in its charter)



   Georgia             0-24528                          58-1793778
(State or other     (Commission File No.)    (IRS Employer Identification No.)
jurisdiction of
incorporation or
organization)







                            2180 Atlanta Plaza
                         950 East Paces Ferry Road
                          Atlanta, Georgia 30326
       (Address of principal executive offices, including zip code)
                              (404) 814-3090
           (Registrant's telephone number, including area code)










ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

      On December 12, 1997, Premier Bancshares, Inc. (APremier@) consummated the acquisition of Citizens Gwinnett Bankshares, Inc. ("Citizens Gwinnett"), a Georgia corporation. Pursuant to the Agreement and Plan of Reorganization dated June 24, 1997, as amended on July 15, 1997, September 15, 1997 and September 19, 1997 (the "Agreement"), Citizens Gwinnett was merged with and into Premier. The transaction was consummated in an eight-for-one exchange of the common stock of Premier for all of the issued and outstanding common stock of Citizens Gwinnett. In addition, Premier Common Stock was issued in exchange for all outstanding options to purchase Citizens Gwinnett common stock. In connection therewith, an aggregate of 2,066,834 shares of Premier common stock were issued to the shareholders of Citizens Gwinnett. The transaction is valued at approximately $49 million based on the shares issued in the merger to Citizens Gwinnett shareholders and Premier's recent closing prices on the American Stock Exchange.

      Based in the Atlanta metropolitan area, Premier is a bank and thrift holding company with four subsidiaries: Premier Bank;
Premier  Lending Corporation; Central and Southern Bank of  North
Georgia F.S.B.; and the Central and Southern Bank.

      Citizens  Gwinnett is a bank holding company  headquartered
in   Duluth,  Georgia  with  one  subsidiary,  Citizens  Bank  of
Gwinnett.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements of Business Acquired

     At the present time, it is impractical to provide the required financial statements for Citizens Gwinnett relative to the Citizens Gwinnett acquisition as required by Article 11 of Regulation S-X and this Item 7 of Form 8-K. Premier will file such pro forma financial information under cover of a Form 8-K/A as soon as practicable, but not later than February 25, 1998 (60 days after this Report is required to be filed).

     (b)  Pro Forma Financial Information

     At the present time, it is impractical to provide the pro forma financial information relative to the Citizens Gwinnett acquisition as required by Article 11 of Regulation S-X and this
Item 7 of Form 8-K. Premier will file such pro forma financial information under cover of a Form 8-K/A as soon as practicable, but not later than February 25, 1998 (60 days after this Report is required to be filed).

     (c)  Exhibits

     2.1 Agreement and Plan of Reorganization dated as of February 3, 1997, by and between Premier and Citizens Gwinnett Bankshares, Inc. (incorporated by reference from Premier's Form S-4 Registration Statement File No. 333-36775 (included as Appendix
A)).

     2.2 First Amendment to Agreement and Plan of Reorganization dated July 24, 1997, by and between Premier and Citizens Gwinnett Bankshares, Inc. (incorporated by reference from Premier's Form S-4 Registration Statement File No. 333-36775 (included as Appendix
A)).

     2.3 Second Amendment to Agreement and Plan of Reorganization dated September 15, 1997, by and between Premier and Citizens Gwinnett Bankshares, Inc. (incorporated by reference from Premier's Form S-4 Registration Statement File No. 333-36775 included as Appendix A)).

     2.4 Third Amendment to Agreement and Plan of Reorganization dated September 19, 1997, by and between Premier and Citizens Gwinnett Bankshares, Inc. (incorporated by reference from Premier's Form S-4 Registration Statement File No. 333-36775 (included as Appendix A)).


     99   Press Release.


                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              PREMIER BANCSHARES, INC.



Date: December 12, 1997                  /S/Darrell D. Pittard
                                         ---------------------
                                         Darrell D. Pittard,
                                         Chairman and Chief Executive Officer